Exhibit 99.1

For Additional Information:

Bryan Giglia

Senior Vice President — Corporate Finance

Sunstone Hotel Investors, Inc.

(949) 382-3036

SUNSTONE HOTEL INVESTORS REPORTS RESULTS FOR SECOND QUARTER 2010

Margins Increase 70 Basis Points in Second Quarter 2010 vs. Second Quarter 2009

RevPAR Increases 6.8% in Second Quarter 2010 vs. Second Quarter 2009

ALISO VIEJO, CA —August 6, 2010 — Sunstone Hotel Investors, Inc. (the “Company”) (NYSE: SHO) today announced results for the second quarter ended June 30, 2010.

RevPAR and hotel EBITDA margin information presented reflect the Company’s core 30 hotel portfolio on a pro forma basis.

Second Quarter 2010 Operational Results:

•                  Total revenue was $181.0 million.

•                  Pro forma RevPAR was $111.91.

•                  Loss attributable to common stockholders was $4.9 million.

•                  Loss attributable to common stockholders per diluted share was $0.05.

•                  Adjusted EBITDA was $43.2 million.

•                  Pro forma Adjusted EBITDA for the 30 hotel portfolio was $39.9 million.

•                  Adjusted FFO available to common stockholders was $17.8 million.

•                  Adjusted FFO available to common stockholders per diluted share was $0.18.

•                  Pro forma Adjusted FFO available to common stockholders per diluted share was $0.18.

•                  Pro forma hotel EBITDA margin was 26.9%.

Art Buser, President and Chief Executive Officer, stated, “We continue to see increasing signs of a cyclical recovery.  Occupancies increased to levels that enabled our hotels to increase rates. During the quarter we were impressed with our hotel operators’ ability to drive improved RevPAR and margin performance. We are focusing our efforts on maximizing the performance of our existing high quality portfolio and selectively analyzing acquisition opportunities to increase the long term value of our portfolio.”

SELECTED FINANCIAL DATA

($ in millions, except RevPAR and per share amounts)

(unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	% Change		2010	2009	% Change
Total Revenue	$181.0	$176.1	2.8%		$341.8	$347.5	(1.6)%
Pro forma RevPAR (1)	$111.91	$104.83	6.8%		$103.09	$102.79	0.3%
Pro forma hotel EBITDA margin (1)	26.9%	26.2%	70	bps	24.3%	24.9%	(60	) bps

Loss attributable to common stockholders	$(4.9)	$(135.4)			$(31.2)	$(134.5)
Loss attributable to common stockholders per diluted share	$(0.05)	$(2.23)			$(0.32)	$(2.38)
EBITDA	$47.3	$(74.8)			$77.3	$(12.5)
Adjusted EBITDA	$43.2	$44.8			$74.2	$83.7
FFO available to common stockholders	$19.9	$(92.0)			$18.9	$(60.7)
Adjusted FFO available to common stockholders	$17.8	$13.7			$21.7	$20.7
FFO available to common stockholders per diluted share (2)	$0.20	$(1.51)			$0.19	$(1.07)
Adjusted FFO available to common stockholders per diluted share (2)	$0.18	$0.22			$0.22	$0.37

(1)

Includes the 30 hotels held for investment by the Company as of June 30, 2010, excluding the Mass Mutual eight hotels reclassified as “Operations Held for Non-Sale Disposition” on the Company’s balance sheets and statements of operations, and the W San Diego and Marriott Ontario Airport reclassified as discontinued operations on the Company’s balance sheets and statements of operations.

(2)

Reflects Series C convertible preferred stock on a “non-converted” basis. On an “as-converted” basis, FFO available to common stockholders per diluted share is $0.21 and $(1.38), respectively, for the three months ended June 30, 2010 and 2009, and $0.22 and $(0.94), respectively, for the six months ended June 30, 2010 and 2009. On an “as-converted” basis, Adjusted FFO available to common stockholders per diluted share is $0.19 and $0.23, respectively, for the three months ended June 30, 2010 and 2009, and $0.25 and $0.39, respectively, for the six months ended June 30, 2010 and 2009.

The Company has filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

Disclosure regarding the non-GAAP financial measures in this release is included on pages 3 and 4. Reconciliations of non-GAAP financial measures to the most comparable GAAP measure for each of the periods presented are included on pages 7 through 12 of this release.

Finance Update

W San Diego — As part of the Company’s secured debt restructuring program, the Company completed the previously announced deed back of the W San Diego on July 2, 2010. The Company will record a gain on extinguishment of debt to discontinued operations in the third quarter of 2010, and the net assets and liabilities will be removed from its balance sheets.

Balance Sheet/Liquidity Update

As of June 30, 2010, the Company had approximately $274.5 million of cash and cash equivalents, including restricted cash of $70.2 million. The Company intends to use a portion of its cash balance for acquisition opportunities.

On June 30, 2010, total assets were $2.4 billion, including $1.9 billion of net investments in hotel properties, total debt excluding debt in the Company’s secured debt restructuring program was $1.1 billion and stockholders’ equity was $0.9 billion.

Financial Covenants

The Company is subject to compliance with various covenants under its Series C preferred stock and its 4.6% Exchangeable Senior Notes due 2027 (the “Senior Notes”). As of June 30, 2010, the Company was in compliance with all covenants related to its Series C preferred stock and its Senior Notes.

Capital Improvements

During the second quarter of 2010, the Company invested $8.5 million in capital improvements to its portfolio.  In light of the industry recovery and in order to position its portfolio for growth, the Company has expanded its 2010/2011 capital investment plan and currently intends to invest approximately $70.0 million into capital improvements projects during 2010. The Company’s capital improvements program is aimed at value-adding renovation and repositioning projects, including the following:

Embassy Suites Chicago — Guest suites, corridors and lobby to be renovated beginning in the fourth quarter 2010.

Renaissance Washington D.C. — Guest rooms and certain meeting space to be renovated beginning in the third quarter 2010.

Kahler Grand Rochester — Deluxe rooms, meeting space and certain public areas to be renovated, and new energy efficient windows to be installed beginning in late 2010.

Marriott Tysons Corner — Renovation of guestrooms and exterior started late in second quarter 2010.

Dividend Update

On August 5, 2010, the Company’s board of directors declared a cash dividend of $0.50 per share payable to its Series A cumulative redeemable preferred stockholders and a cash dividend of $0.393 per share payable to its Series C cumulative convertible redeemable preferred stockholders. The dividends will be paid on October 15, 2010 to stockholders of record on September 30, 2010.  No dividend was declared on the Company’s common stock.

The Company intends to make dividends on its stock in amounts equivalent to 100% of its annual taxable income. The level of any future dividends will be determined by the Company’s board of directors after considering taxable income projections, expected capital requirements, and risks affecting the Company’s business.  In light of the Company’s intent to distribute 100% of its annual taxable income, future dividends may be reduced from past levels, or eliminated entirely.  Dividends may be made in the form of cash or a combination of cash and stock consistent with Internal Revenue Code regulations.

Earnings Call

The Company will host a conference call to discuss second quarter results on August 6, 2010, at 12:00 p.m. EDT (9:00 a.m. PDT). A live web cast of the call will be available via the Investor Relations section of the Company’s website.  Alternatively, investors may dial 1-866-225-8754 (for domestic callers) or 1-480-629-9692 (for international callers) with passcode #4323202. A replay of the web cast will also be archived on the website.

About Sunstone Hotel Investors, Inc.

Sunstone Hotel Investors, Inc. (“Sunstone”) is a lodging real estate investment trust (“REIT”) that owns 30 hotels comprised of 11,313 rooms.  Sunstone’s hotels are primarily in the upper upscale segment and are generally operated under nationally recognized brands, such as Marriott, Fairmont, Hilton and Hyatt. For further information, please visit Sunstone’s website at www.sunstonehotels.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; national and local economic and business conditions, including the likelihood of a prolonged U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this release is as of August 6, 2010, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: (1) Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; (2) Adjusted EBITDA (as defined below); (3) Funds From Operations, or FFO; (4) Adjusted FFO (as defined below); and (5) adjusted pro forma hotel EBITDA and pro forma hotel EBITDA margin for the purpose of our operating margins.

EBITDA represents income available (loss attributable) to common stockholders excluding: (1) preferred stock dividends; (2) interest expense (including prepayment penalties, if any); (3) provision for income taxes, including income taxes applicable to sale of assets; and (4) depreciation and amortization. In addition, we have presented Adjusted EBITDA, which excludes: (1) amortization of deferred stock compensation; (2) the impact of any gain or loss from asset sales; (3) impairment charges; and (4) other adjustments we have identified in this release. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense and preferred stock dividends) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions. Reconciliations of income available (loss attributable) to common stockholders to EBITDA and Adjusted EBITDA are set forth on pages 7, 8, 9 and 10.  Reconciliations and the components of adjusted pro forma hotel EBITDA and pro forma hotel EBITDA margin are set forth on pages 11 and 12. We believe adjusted pro forma hotel EBITDA and pro forma hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group. The Board of Governors of NAREIT in its March 1995 White Paper (as clarified in November 1999 and April 2002) defines FFO to mean income available (loss attributable) to common stockholders (computed in accordance with GAAP), excluding gains and losses from sales of property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), and after adjustment for unconsolidated partnerships and joint ventures. We also present Adjusted FFO, which excludes prepayment penalties, written-off deferred financing costs, impairment losses and other adjustments we have identified in this release. We believe that the presentation of FFO and Adjusted FFO provide useful information to investors regarding our operating performance because they are measures of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items which we believe are not indicative of the performance of our underlying hotel properties.  We believe that these items are more representative of our asset base and our acquisition and disposition activities than our ongoing operations. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.  Reconciliations of income available (loss attributable) to common stockholders to FFO and Adjusted FFO are set forth on pages 7, 8, 9 and 10.

The revenue and expense items associated with our two commercial laundry facilities and the eight hotel properties held for non-sale disposition, any guaranty payments, and other miscellaneous non-hotel items have been shown below the adjusted pro forma hotel EBITDA line in presenting pro forma hotel EBITDA margins. Management believes the calculation of adjusted pro forma hotel EBITDA results in a more accurate presentation of hotel EBITDA margins of the Company’s 30 hotel portfolio. See pages 11 and 12 for reconciliations of adjusted pro forma hotel EBITDA to the comparable GAAP measure.

We caution investors that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, adjusted pro forma hotel EBITDA and pro forma hotel EBITDA margin may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, adjusted pro forma hotel EBITDA and pro forma hotel EBITDA margin should not be considered as an alternative measure of our net income (loss), operating performance, cash flow or liquidity. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, adjusted pro forma hotel EBITDA and pro forma hotel EBITDA margin may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, adjusted pro forma hotel EBITDA and pro forma hotel EBITDA margin can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to GAAP measures such as net income (loss) or cash flow from operations. In addition, you should be aware that adverse economic and market conditions may harm our cash flow.

Sunstone Hotel Investors, Inc.

Consolidated Balance Sheets

(In thousands, except share data)

	June 30,	December 31,
	2010	2009
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$204,299	$353,255
Restricted cash	70,237	36,858
Accounts receivable, net	26,484	22,624
Due from affiliates	34	62
Inventories	2,282	2,446
Prepaid expenses	5,330	7,423
Investment in hotel property of discontinued operations, net	—	16,471
Other current assets of discontinued operations, net	—	1,739
Investment in hotel properties of operations held for non-sale disposition, net	99,527	102,343
Other current assets of operations held for non-sale disposition, net	29,443	14,140
Total current assets	437,636	557,361

Investment in hotel properties, net	1,919,125	1,923,392
Other real estate, net	12,058	14,044
Investments in unconsolidated joint ventures	543	542
Deferred financing fees, net	4,920	7,300
Goodwill	4,673	4,673
Other assets, net	9,427	6,218

Total assets	$2,388,382	$2,513,530

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$12,673	$12,425
Accrued payroll and employee benefits	9,497	9,092
Due to Third Party Managers	9,761	9,817
Dividends payable	5,137	5,137
Other current liabilities	21,907	21,910
Current portion of notes payable	93,401	153,778
Note payable of discontinued operations	—	25,499
Notes payable of operations held for non-sale disposition	162,972	184,121
Other current liabilities of discontinued operations, net	43,904	41,449
Other current liabilities of operations held for non-sale disposition	20,455	6,364
Total current liabilities	379,707	469,592

Notes payable, less current portion	1,043,622	1,050,019
Other liabilities	7,692	7,256
Total liabilities	1,431,021	1,526,867

Commitments and contingencies	—	—

Preferred stock, Series C Cumulative Convertible Redeemable Preferred Stock, $0.01 par value, 4,102,564 shares authorized, issued and outstanding at June 30, 2010 and December 31, 2009, liquidation preference of $24.375 per share	99,996	99,896

Stockholders’ equity:
Preferred stock, $0.01 par value, 100,000,000 shares authorized. 8.0% Series A Cumulative Redeemable Preferred Stock, 7,050,000 shares issued and outstanding at June 30, 2010 and December 31, 2009, stated at liquidation preference of $25.00 per share	176,250	176,250
Common stock, $0.01 par value, 500,000,000 shares authorized, 97,216,527 shares issued and outstanding at June 30, 2010 and 96,904,075 shares issued and outstanding at December 31, 2009	972	969
Additional paid in capital	1,120,657	1,119,005
Retained earnings (deficit)	(29,732)	(8,949)
Cumulative dividends	(407,801)	(397,527)
Accumulated other comprehensive loss	(2,981)	(2,981)
Total stockholders’ equity	857,365	886,767

Total liabilities and stockholders’ equity	$2,388,382	$2,513,530

Sunstone Hotel Investors, Inc.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Revenues
Room	$108,323	$101,214	$198,701	$197,897
Food and beverage	40,543	40,220	78,751	81,257
Other operating	12,008	13,086	24,321	25,412
Revenues of operations held for non-sale disposition	20,158	21,575	39,992	42,922
Total revenues	181,032	176,095	341,765	347,488
Operating expenses
Room	25,669	24,073	48,961	46,814
Food and beverage	29,095	29,046	56,783	58,422
Other operating	6,379	6,376	13,117	13,334
Advertising and promotion	8,903	8,728	17,225	17,903
Repairs and maintenance	6,614	6,582	13,077	13,301
Utilities	5,530	5,588	11,359	12,148
Franchise costs	5,636	5,104	10,151	9,799
Property tax, ground lease and insurance	10,663	10,096	20,970	20,055
Property general and administrative	18,876	17,867	36,021	35,896
Corporate overhead	5,135	4,785	9,715	10,492
Depreciation and amortization	23,264	23,765	46,822	47,289
Operating expenses of operations held for non-sale disposition	17,912	20,400	35,950	39,260
Property and goodwill impairment losses	1,943	27,237	1,943	28,643
Goodwill impairment losses of operations held for non-sale disposition	—	697	—	3,007
Total operating expenses	165,619	190,344	322,094	356,363
Operating income (loss)	15,413	(14,249)	19,671	(8,875)
Equity in earnings (losses) of unconsolidated joint ventures	163	(584)	275	(2,101)
Interest and other income	99	252	270	872
Interest expense	(17,015)	(19,498)	(37,056)	(39,513)
Interest expense of operations held for non-sale disposition	(4,986)	(2,892)	(10,397)	(5,787)
Gain on extinguishment of debt	—	26,559	—	54,579
Loss from continuing operations	(6,326)	(10,412)	(27,237)	(825)
Income (loss) from discontinued operations	6,634	(119,793)	6,454	(122,870)
Net income (loss)	308	(130,205)	(20,783)	(123,695)
Dividends paid on unvested restricted stock compensation	—	—	—	(447)
Preferred stock dividends and accretion	(5,187)	(5,188)	(10,374)	(10,375)
Loss attributable to common stockholders	$(4,879)	$(135,393)	$(31,157)	$(134,517)

Basic per share amounts:
Loss from continuing operations attributable to common stockholders	$(0.12)	$(0.26)	$(0.39)	$(0.21)
Income (loss) from discontinued operations	0.07	(1.97)	0.07	(2.17)
Basic loss attributable to common stockholders per common share	$(0.05)	$(2.23)	$(0.32)	$(2.38)

Diluted per share amounts:
Loss from continuing operations attributable to common stockholders	$(0.12)	$(0.26)	$(0.39)	$(0.21)
Income (loss) from discontinued operations	0.07	(1.97)	0.07	(2.17)
Diluted loss attributable to common stockholders per common share	$(0.05)	$(2.23)	$(0.32)	$(2.38)

Weighted average common shares outstanding:
Basic	97,188	60,845	97,118	56,549
Diluted	97,188	60,845	97,118	56,549

Dividends declared per common share	$—	$—	$—	$—

Sunstone Hotel Investors, Inc.

Reconciliation of Loss Attributable to Common Stockholders to Non-GAAP Financial Measures

(Unaudited and in thousands except per share amounts)

Reconciliation of Loss Attributable to Common Stockholders to EBITDA and Adjusted EBITDA

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Loss attributable to common stockholders	$(4,879)	$(135,393)	$(31,157)	$(134,517)
Dividends paid on unvested restricted stock compensation	—	—	—	447
Series A and C preferred stock dividends	5,187	5,188	10,374	10,375
Operations held for investment:
Depreciation and amortization	23,264	23,765	46,822	47,289
Amortization of lease intangibles	150	—	150	—
Interest expense	16,185	18,198	33,123	37,255
Interest expense - default rate	120	—	884	—
Amortization of deferred financing fees	306	361	799	635
Write-off of deferred financing fees	123	284	1,585	284
Loan penalties and fees	36	—	174	—
Non-cash interest related to discount on Senior Notes	245	655	491	1,339
Unconsolidated joint ventures:
Depreciation and amortization	13	1,282	27	2,554
Interest expense	—	663	—	1,348
Amortization of deferred financing fees	—	46	—	92
Operations held for non-sale disposition:
Depreciation and amortization	1,544	2,727	3,237	5,434
Interest expense	2,473	2,760	5,182	5,523
Interest expense - default rate	2,078	—	4,354	—
Amortization of deferred financing fees	132	132	264	264
Loan penalties and fees	303	—	597	—
Discontinued operations:
Depreciation and amortization	—	2,770	124	5,753
Interest expense	—	1,727	225	3,439
Amortization of deferred financing fees	—	10	2	21
Loan penalties and fees	—	—	48	—
EBITDA	47,280	(74,825)	77,305	(12,465)

Operations held for investment:
Amortization of deferred stock compensation	686	1,220	1,648	2,348
Gain on sale of assets	—	(35)	—	(354)
Gain on extinguishment of debt	—	(26,559)	—	(54,579)
Impairment loss	1,943	27,237	1,943	28,643
Unconsolidated joint ventures:
Amortization of deferred stock compensation	7	11	17	16
Operations held for non-sale disposition:
Impairment loss	—	697	—	3,007
Discontinued operations:
Loss on sale of assets	—	13,070	—	13,070
Gain on extinguishment of debt	(6,747)	—	(6,747)	—
Impairment loss	—	104,007	—	104,007
	(4,111)	119,648	(3,139)	96,158

Adjusted EBITDA	$43,169	$44,823	$74,166	$83,693

Reconciliation of Loss Attributable to Common Stockholders to FFO and Adjusted FFO

Loss attributable to common stockholders	$(4,879)	$(135,393)	$(31,157)	$(134,517)
Dividends paid on unvested restricted stock compensation	—	—	—	447
Operations held for investment:
Real estate depreciation and amortization	23,133	23,611	46,553	46,972
Amortization of lease intangibles	150	—	150	—
Gain on sale of assets	—	(35)	—	(354)
Unconsolidated joint ventures:
Real estate depreciation and amortization	—	1,264	—	2,518
Operations held for non-sale disposition:
Real estate depreciation and amortization	1,544	2,727	3,237	5,434
Discontinued operations:
Real estate depreciation and amortization	—	2,770	124	5,753
Loss on sale of assets	—	13,070	—	13,070
FFO available to common stockholders	19,948	(91,986)	18,907	(60,677)

Operations held for investment:
Interest expense - default rate	120	—	884	—
Write-off of deferred financing fees	123	284	1,585	284
Loan penalties and fees	36	—	174	—
Gain on extinguishment of debt	—	(26,559)	—	(54,579)
Impairment loss	1,943	27,237	1,943	28,643
Operations held for non-sale disposition:
Interest expense - default rate	2,078	—	4,354	—
Loan penalties and fees	303	—	597	—
Impairment loss	—	697	—	3,007
Discontinued operations:
Loan penalties and fees	—	—	48	—
Gain on extinguishment of debt	(6,747)	—	(6,747)	—
Impairment loss	—	104,007	—	104,007
	(2,144)	105,666	2,838	81,362

Adjusted FFO available to common stockholders	$17,804	$13,680	$21,745	$20,685

FFO available to common stockholders per diluted share	$0.20	$(1.51)	$0.19	$(1.07)

Adjusted FFO available to common stockholders per diluted share	$0.18	$0.22	$0.22	$0.37

Basic weighted average shares outstanding	97,188	60,845	97,118	56,549
Shares associated with unvested restricted stock awards	421	—	379	—
Diluted weighted average shares outstanding (1)	97,609	60,845	97,497	56,549

(1)

Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis. On an “as-converted” basis, FFO available to common stockholders per diluted share is $0.21 and $(1.38), respectively, for the three months ended June 30, 2010 and 2009, and $0.22 and $(0.94), respectively, for the six months ended June 30, 2010 and 2009. On an “as-converted” basis, Adjusted FFO available to common stockholders per diluted share is $0.19 and $0.23, respectively, for the three months ended June 30, 2010 and 2009, and $0.25 and $0.39, respectively, for the six months ended June 30, 2010 and 2009.

Sunstone Hotel Investors, Inc.

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to Non-GAAP Financial Measures

(Unaudited and in thousands except per share amounts)

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to EBITDA and Adjusted EBITDA

	Three Months Ended June 30, 2010
		Held for	Reacquired	Non-Sale	Discontinued
	Actual (1)	Investment (2)	Hotel (3)	Disposition (4)	Operations (5)	Pro Forma (6)

Loss attributable to common stockholders	$(4,879)	$427	$197	$2,740	$(6,634)	$(8,149)
Series A and C preferred stock dividends	5,187	—	—	—	—	5,187
Operations held for investment:
Depreciation and amortization	23,264	—	255	—	—	23,519
Amortization of lease intangibles	150	—	—	—	—	150
Interest expense	16,185	(143)	—	—	—	16,042
Interest expense - default rate	120	(120)	—	—	—	—
Amortization of deferred financing fees	306	(5)	—	—	—	301
Write-off of deferred financing fees	123	(123)	—	—	—	—
Loan penalties and fees	36	(36)	—	—	—	—
Non-cash interest related to discount on Senior Notes	245	—	—	—	—	245
Unconsolidated joint ventures:
Depreciation and amortization	13	—	—	—	—	13
Operations held for non-sale disposition:
Depreciation and amortization	1,544	—	—	(1,544)	—	—
Interest expense	2,473	—	—	(2,473)	—	—
Interest expense - default rate	2,078	—	—	(2,078)	—	—
Amortization of deferred financing fees	132	—	—	(132)	—	—
Loan penalties and fees	303	—	—	(303)	—	—
EBITDA	47,280	—	452	(3,790)	(6,634)	37,308

Operations held for investment:
Amortization of deferred stock compensation	686	—	—	—	—	686
Impairment loss	1,943	—	—	—	—	1,943
Unconsolidated joint ventures:
Amortization of deferred stock compensation	7	—	—	—	—	7
Discontinued operations:
Gain on extinguishment of debt	(6,747)	—	—	—	6,747	—

	(4,111)	—	—	—	6,747	2,636

Adjusted EBITDA	$43,169	$—	$452	$(3,790)	$113	$39,944

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to FFO and Adjusted FFO

Loss attributable to common stockholders	$(4,879)	$427	$197	$2,740	$(6,634)	$(8,149)
Operations held for investment:
Real estate depreciation and amortization	23,133	—	255	—	—	23,388
Amortization of lease intangibles	150	—	—	—	—	150
Operations held for non-sale disposition:
Real estate depreciation and amortization	1,544	—	—	(1,544)	—	—
FFO available to common stockholders	19,948	427	452	1,196	(6,634)	15,389

Operations held for investment:
Interest expense - default rate	120	(120)	—	—	—	—
Write-off of deferred financing fees	123	(123)	—	—	—	—
Loan penalties and fees	36	(36)	—	—	—	—
Impairment loss	1,943	—	—	—	—	1,943
Operations held for non-sale disposition:
Interest expense - default rate	2,078	—	—	(2,078)	—	—
Loan penalties and fees	303	—	—	(303)	—	—
Discontinued operations:
Gain on extinguishment of debt	(6,747)	—	—	—	6,747	—
	(2,144)	(279)	—	(2,381)	6,747	1,943

Adjusted FFO available to common stockholders	$17,804	$148	$452	$(1,185)	$113	$17,332

FFO available to common stockholders per diluted share	$0.20					$0.16

Adjusted FFO available to common stockholders per diluted share	$0.18					$0.18

Basic weighted average shares outstanding	97,188					97,188
Shares associated with unvested restricted stock awards	421					421
Diluted weighted average shares outstanding (7)	97,609					97,609

(1)	Actual includes results for the 30 hotels held for investment, eight hotels held for non-sale disposition and two hotels held in receivership at June 30, 2010.
(2)	Held for Investment includes only the interest and penalties associated with the Three Released Mass Mutual hotels. Hotel operations for these three hotels are included in the “Actual” column.
(3)

Reacquired Hotel includes only the hotel operations and excludes interest and penalties associated with the Renaissance Westchester while it was in receivership prior to being reacquired by the Company on June 14, 2010.

(4)	Non-Sale Disposition includes all hotel operations, interest and penalties for the Eight Mass Mutual hotels that are in the process of being transferred to a receiver.
(5)

Discontinued Operations includes the W San Diego and Marriott Ontario Airport hotels that have been transferred to a receiver as of June 30, 2010. It also includes the ownership expenses of Renaissance Westchester prior to June 14, 2010 when it was reacquired by the Company.

(6)	Pro forma includes the 30 hotels held for investment by the Company at June 30, 2010.
(7)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis since such treatment is dilutive.

Sunstone Hotel Investors, Inc.

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to Non-GAAP Financial Measures

(Unaudited and in thousands except per share amounts)

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to EBITDA and Adjusted EBITDA

	Six Months Ended June 30, 2010
		Held for	Reacquired	Non-Sale	Discontinued
	Actual (1)	Investment (2)	Hotel (3)	Disposition (4)	Operations (5)	Pro Forma (6)

Loss attributable to common stockholders	$(31,157)	$2,229	$346	$6,355	$(6,454)	$(28,681)
Series A and C preferred stock dividends	10,374	—	—	—	—	10,374
Operations held for investment:
Depreciation and amortization	46,822	—	561	—	—	47,383
Amortization of lease intangibles	150	—	—	—	—	150
Interest expense	33,123	(1,053)	—	—	—	32,070
Interest expense - default rate	884	(884)	—	—	—	—
Amortization of deferred financing fees	799	(34)	—	—	—	765
Write-off of deferred financing fees	1,585	(123)	—	—	—	1,462
Loan penalties and fees	174	(135)	—	—	—	39
Non-cash interest related to discount on Senior Notes	491	—	—	—	—	491
Unconsolidated joint ventures:
Depreciation and amortization	27	—	—	—	—	27
Operations held for non-sale disposition:
Depreciation and amortization	3,237	—	—	(3,237)	—	—
Interest expense	5,182	—	—	(5,182)	—	—
Interest expense - default rate	4,354	—	—	(4,354)	—	—
Amortization of deferred financing fees	264	—	—	(264)	—	—
Loan penalties and fees	597	—	—	(597)	—	—
Discontinued operations:
Depreciation and amortization	124	—	—	—	(124)	—
Interest expense	225	—	—	—	(225)	—
Amortization of deferred financing fees	2	—	—	—	(2)	—
Loan penalties and fees	48	—	—	—	(48)	—
EBITDA	77,305	—	907	(7,279)	(6,853)	64,080

Operations held for investment:
Amortization of deferred stock compensation	1,648	—	—	—	—	1,648
Impairment loss	1,943	—	—	—	—	1,943
Unconsolidated joint ventures:
Amortization of deferred stock compensation	17	—	—	—	—	17
Discontinued operations:
Gain on extinguishment of debt	(6,747)	—	—	—	6,747	—
	(3,139)	—	—	—	6,747	3,608

Adjusted EBITDA	$74,166	$—	$907	$(7,279)	$(106)	$67,688

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to FFO and Adjusted FFO

Loss attributable to common stockholders	$(31,157)	$2,229	$346	$6,355	$(6,454)	$(28,681)
Operations held for investment:
Real estate depreciation and amortization	46,553	—	561	—	—	47,114
Amortization of lease intangibles	150	—	—	—	—	150
Operations held for non-sale disposition:
Real estate depreciation and amortization	3,237	—	—	(3,237)	—	—
Discontinued operations:
Real estate depreciation and amortization	124	—	—	—	(124)	—
FFO available to common stockholders	18,907	2,229	907	3,118	(6,578)	18,583

Operations held for investment:
Interest expense - default rate	884	(884)	—	—	—	—
Write-off of deferred financing fees	1,585	(123)	—	—	—	1,462
Loan penalties and fees	174	(135)	—	—	—	39
Impairment loss	1,943	—	—	—	—	1,943
Operations held for non-sale disposition:
Interest expense - default rate	4,354	—	—	(4,354)	—	—
Loan penalties and fees	597	—	—	(597)	—	—
Discontinued operations:
Loan penalties and fees	48	—	—	—	(48)	—
Gain on extinguishment of debt	(6,747)	—	—	—	6,747	—
	2,838	(1,142)	—	(4,951)	6,699	3,444

Adjusted FFO available to common stockholders	$21,745	$1,087	$907	$(1,833)	$121	$22,027

FFO available to common stockholders per diluted share	$0.19					$0.19

Adjusted FFO available to common stockholders per diluted share	$0.22					$0.23

Basic weighted average shares outstanding	97,118					97,118
Shares associated with unvested restricted stock awards	379					379
Diluted weighted average shares outstanding (7)	97,497					97,497

(1)	Actual includes results for the 30 hotels held for investment, eight hotels held for non-sale disposition and two hotels held in receivership at June 30, 2010.
(2)	Held for Investment includes only the interest and penalties associated with the Three Released Mass Mutual hotels. Hotel operations for these three hotels are included in the “Actual” column.
(3)

Reacquired Hotel includes only the hotel operations and excludes interest and penalties associated with the Renaissance Westchester while it was in receivership prior to being reacquired by the Company on June 14, 2010.

(4)	Non-Sale Disposition includes all hotel operations, interest and penalties for the Eight Mass Mutual hotels that are in the process of being transferred to a receiver.
(5)

Discontinued Operations includes the W San Diego and Marriott Ontario Airport hotels that have been transferred to a receiver as of June 30, 2010. It also includes the ownership expenses of Renaissance Westchester prior to June 14, 2010 when it was reacquired by the Company.

(6)	Pro forma includes the 30 hotels held for investment by the Company at June 30, 2010.
(7)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis since such treatment is dilutive.

Sunstone Hotel Investors, Inc.

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to Non-GAAP Financial Measures

(Unaudited and in thousands except per share amounts)

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to EBITDA and Adjusted EBITDA

	Year Ended December 31, 2009
		Held for	Reacquired	Non-Sale	Discontinued Operations
	Actual (1)	Investment (2)	Hotel (3)	Disposition (4)	Receivership (5)	Disposals (6)	Pro Forma (7)

Loss attributable to common stockholders	$(290,804)	$4,504	$(30,662)	$98,220	$109,689	$18,515	$(90,538)
Dividends paid on unvested restricted stock compensation	447	—	—	—	—	—	447
Series A and C preferred stock dividends	20,749	—	—	—	—	—	20,749
Operations held for investment:
Depreciation and amortization	93,795	—	1,810	—	—	—	95,605
Interest expense	71,940	(3,707)	—	—	—	—	68,233
Interest expense - default rate	472	(472)	—	—	—	—	—
Amortization of deferred financing fees	1,823	(118)	—	—	—	—	1,705
Write-off of deferred financing fees	284	—	—	—	—	—	284
Loan penalties and fees	207	(207)	—	—	—	—	—
Non-cash interest related to discount on Senior Notes	1,813	—	—	—	—	—	1,813
Unconsolidated joint ventures:
Depreciation and amortization	5,131	—	—	—	—	—	5,131
Interest expense	2,614	—	—	—	—	—	2,614
Amortization of deferred financing fees	192	—	—	—	—	—	192
Operations held for non-sale disposition:
Depreciation and amortization	10,245	—	—	(10,245)	—	—	—
Interest expense	11,039	—	—	(11,039)	—	—	—
Interest expense - default rate	1,407	—	—	(1,407)	—	—	—
Amortization of deferred financing fees	527	—	—	(527)	—	—	—
Loan penalties and fees	615	—	—	(615)	—	—	—
Discontinued operations:
Depreciation and amortization	7,020	—	—	—	(5,056)	(1,964)	—
Interest expense	5,902	—	—	—	(5,902)	—	—
Amortization of deferred financing fees	39	—	—	—	(39)	—	—
Loan penalties and fees	3,169	—	—	—	(3,169)	—	—
EBITDA	(51,374)	—	(28,852)	74,387	95,523	16,551	106,235

Operations held for investment:
Amortization of deferred stock compensation	4,055	—	—	—	—	—	4,055
Gain on sale of assets	(375)	—	—	—	—	—	(375)
Gain on extinguishment of debt	(54,506)	—	—	—	—	—	(54,506)
Impairment loss	30,852	—	30,186	—	—	—	61,038
Bad debt expense on corporate note receivable	5,557	—	—	—	—	—	5,557
Unconsolidated joint ventures:
Amortization of deferred stock compensation	47	—	—	—	—	—	47
Impairment loss	26,007	—	—	—	—	—	26,007
Operations held for non-sale disposition:
Impairment loss	91,286	—	—	(91,286)	—	—	—
Discontinued operations:
Loss on sale of assets	13,052	—	—	—	—	(13,052)	—
Impairment loss	104,007	—	—	—	(99,089)	(4,918)	—

	219,982	—	30,186	(91,286)	(99,089)	(17,970)	41,823

Adjusted EBITDA	$168,608	$—	$1,334	$(16,899)	$(3,566)	$(1,419)	$148,058

Pro Forma Reconciliation of Loss Attributable to Common Stockholders to FFO and Adjusted FFO

Loss attributable to common stockholders	$(290,804)	$4,504	$(30,662)	$98,220	$109,689	$18,515	$(90,538)
Dividends paid on unvested restricted stock compensation	447	—	—	—	—	—	447
Operations held for investment:
Real estate depreciation and amortization	93,248	—	1,810	—	—	—	95,058
Gain on sale of assets	(375)	—	—	—	—	—	(375)
Unconsolidated joint ventures:
Real estate depreciation and amortization	5,060	—	—	—	—	—	5,060
Operations held for non-sale disposition:
Real estate depreciation and amortization	10,245	—	—	(10,245)	—	—	—
Discontinued operations:
Real estate depreciation and amortization	7,020	—	—	—	(5,056)	(1,964)	—
Loss on sale of assets	13,052	—	—	—	—	(13,052)	—
FFO available to common stockholders	(162,107)	4,504	(28,852)	87,975	104,633	3,499	9,652

Operations held for investment:
Interest expense - default rate	472	(472)	—	—	—	—	—
Write-off of deferred financing fees	284	—	—	—	—	—	284
Loan penalties and fees	207	(207)	—	—	—	—	—
Gain on extinguishment of debt	(54,506)	—	—	—	—	—	(54,506)
Impairment loss	30,852	—	30,186	—	—	—	61,038
Bad debt expense on corporate note receivable	5,557	—	—	—	—	—	5,557
Unconsolidated joint ventures:
Impairment loss	26,007	—	—	—	—	—	26,007
Operations held for non-sale disposition:							—
Interest expense - default rate	1,407	—	—	(1,407)	—	—	—
Loan penalties and fees	615	—	—	(615)	—	—	—
Impairment loss	91,286	—	—	(91,286)	—	—	—
Discontinued operations:							—
Loan penalties and fees	3,169	—	—	—	(3,169)	—	—
Impairment loss	104,007	—	—	—	(99,089)	(4,918)	—
	209,357	(679)	30,186	(93,308)	(102,258)	(4,918)	38,380

Adjusted FFO available to common stockholders	$47,250	$3,825	$1,334	$(5,333)	$2,375	$(1,419)	$48,032

FFO available to common stockholders per diluted share	$(2.32)						$0.14

Adjusted FFO available to common stockholders per diluted share	$0.68						$0.69

Diluted weighted average shares outstanding (8)	69,820						69,820

(1)	Actual includes results for the 29 hotels held for investment, eight hotels held for non-sale disposition, three hotels held in receivership and three hotels sold during 2009.
(2)	Held for Investment includes only the interest and penalties associated with the Three Released Mass Mutual hotels. Hotel operations for these three hotels are included in the “Actual” column.
(3)

Reacquired Hotel includes only the hotel operations and excludes interest and penalties associated with the Renaissance Westchester that was transferred to a receiver in 2009 and reacquired by the Company in 2010.

(4)	Non-Sale Disposition includes all hotel operations, interest and penalties for the Eight Mass Mutual hotels that are in the process of being transferred to a receiver.
(5)	Receivership includes the W San Diego and Renaissance Westchester hotels that were transferred to a receiver in 2009 and the Marriott Ontario Airport that was transferred to a receiver in 2010.
(6)	Disposals include the Marriott Napa Valley, Marriott Riverside and Hyatt Suites Atlanta Northwest hotels that were sold in 2009.
(7)	Pro forma includes the 30 hotels held for investment by the Company at June 30, 2010.
(8)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis since such treatment is dilutive.

Sunstone Hotel Investors, Inc.

Pro Forma Hotel EBITDA Margins

(Unaudited and in thousands except hotels and rooms)

	Three Months Ended June 30, 2010			Three Months Ended June 30, 2009
	Actual (1)	Reacquired Hotel (2)	Pro Forma Total (3)	Actual (4)	Reacquired Hotel (5)	Pro Forma Total (6)
Number of Hotels	30		30	29	1	30
Number of Rooms	11,313		11,313	10,966	347	11,313

Hotel Pro Forma EBITDA Margin (7)	27.4%	11.1%	26.9%	26.5%	15.1%	26.2%

Hotel Revenues
Room revenue	$108,323	$2,482	$110,805	$101,214	$2,620	$103,834
Food and beverage revenue	40,543	1,477	42,020	40,220	1,469	41,689
Other operating revenue	8,147	113	8,260	9,223	138	9,361
Total Hotel Revenues	157,013	4,072	161,085	150,657	4,227	154,884

Hotel Expenses
Room expense	26,104	712	26,816	24,313	736	25,049
Food and beverage expense	29,158	1,158	30,316	29,057	1,154	30,211
Other hotel expense	40,443	1,151	41,594	39,969	1,116	41,085
General and administrative expense	18,360	599	18,959	17,423	584	18,007
Total Hotel Expenses	114,065	3,620	117,685	110,762	3,590	114,352

Adjusted Pro Forma Hotel EBITDA	42,948	452	43,400	39,895	637	40,532

Mass Mutual Eight Hotels:
Revenues of operations held for non-sale disposition	20,158	—	20,158	21,575	—	21,575
Operating expenses of operations held for non-sale disposition	(17,912)	—	(17,912)	(20,400)	—	(20,400)
Goodwill impairment losses of operations held for non-sale disposition	—	—	—	(697)	—	(697)
Non-hotel operating income	796	—	796	715	—	715
Amortization of lease related costs	(150)	—	(150)	—	—	—
Management company transition costs	(85)	—	(85)	—	—	—
Prior year property tax supplementals and credits, net	—	—	—	450	—	450
Corporate overhead	(5,135)	—	(5,135)	(4,785)	—	(4,785)
Depreciation and amortization	(23,264)	—	(23,264)	(23,765)	—	(23,765)
Property and goodwill impairment losses	(1,943)	—	(1,943)	(27,237)	—	(27,237)
Operating Income (loss)	15,413	452	15,865	(14,249)	637	(13,612)

Equity in net earnings (losses) of unconsolidated joint ventures	163	—	163	(584)	—	(584)
Interest and other income	99	—	99	252	—	252
Interest expense	(17,015)	—	(17,015)	(19,498)	—	(19,498)
Interest expense of operations held for non-sale disposition	(4,986)	—	(4,986)	(2,892)	—	(2,892)
Gain on extinguishment of debt	—	—	—	26,559	—	26,559
Income (loss) from discontinued operations	6,634	—	6,634	(119,793)	—	(119,793)
Net Income (Loss)	$308	$452	$760	$(130,205)	$637	$(129,568)

(1)

Represents our ownership results for the 30 hotels held for investment as of the end of the period, excluding eight hotels included in the Mass Mutual portfolio, which have been reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego and Marriott Ontario Airport, which have been reclassified as discontinued operations on our balance sheets and statements of operations.

(2)	Represents operating results for the Renaissance Westchester while it was in receivership prior to being reacquired by the Company on June 14, 2010.
(3)

Represents our ownership results for the 30 hotels held for investment as of the end of the period, plus results for the Renaissance Westchester during the period it was held in receivership, excluding eight hotels included in the Mass Mutual portfolio, which have been reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego and Marriott Ontario Airport, which have been reclassified as discontinued operations on our balance sheets and statements of operations.

(4)

Represents our ownership results for the 29 hotels held for investment as of the end of the period, excluding eight hotels included in the Mass Mutual portfolio, which have been reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego, Renaissance Westchester and Marriott Ontario Airport, which have been reclassified as discontinued operations on our balance sheets and statements of operations.

(5)	Represents our ownership results for the Renaissance Westchester for the entire reporting period.
(6)

Represents our ownership results for the 29 hotels held for investment as of the end of the period plus the Renaissance Westchester, excluding eight hotels included in the Mass Mutual portfolio, which have been reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego and Marriott Ontario Airport, which have been reclassified as discontinued operations on our balance sheets and statements of operations.

(7)	Hotel Pro Forma EBITDA Margin is calculated as Adjusted Pro Forma Hotel EBITDA divided by total hotel revenues.

Sunstone Hotel Investors, Inc.

Pro Forma Hotel EBITDA Margins

(Unaudited and in thousands except hotels and rooms)

	Six Months Ended June 30, 2010			Six Months Ended June 30, 2009
	Actual (1)	Reacquired Hotel (2)	Pro Forma Total (3)	Actual (4)	Reacquired Hotel (5)	Pro Forma Total (6)
Number of Hotels	30		30	29	1	30
Number of Rooms	11,313		11,313	10,966	347	11,313

Hotel Pro Forma EBITDA Margin (7)	24.7%	10.9%	24.3%	25.3%	10.7%	24.9%

Hotel Revenues
Room revenue	$198,701	$4,931	$203,632	$197,897	$5,022	$202,919
Food and beverage revenue	78,751	3,114	81,865	81,257	2,605	83,862
Other operating revenue	16,507	240	16,747	17,579	228	17,807
Total Hotel Revenues	293,959	8,285	302,244	296,733	7,855	304,588

Hotel Expenses
Room expense	49,908	1,417	51,325	47,267	1,385	48,652
Food and beverage expense	56,865	2,355	59,220	58,444	2,105	60,549
Other hotel expense	79,432	2,403	81,835	80,861	2,385	83,246
General and administrative expense	35,087	1,203	36,290	35,011	1,136	36,147
Total Hotel Expenses	221,292	7,378	228,670	221,583	7,011	228,594

Adjusted Pro Forma Hotel EBITDA	72,667	907	73,574	75,150	844	75,994

Mass Mutual Eight Hotels:
Revenues of operations held for non-sale disposition	39,992	—	39,992	42,922	—	42,922
Operating expenses of operations held for non-sale disposition	(35,950)	—	(35,950)	(39,260)	—	(39,260)
Goodwill impairment losses of operations held for non-sale disposition	—	—	—	(3,007)	—	(3,007)
Non-hotel operating income	1,677	—	1,677	1,294	—	1,294
Amortization of lease related costs	(150)	—	(150)	—	—	—
Management company transition costs	(85)	—	(85)	—	—	—
Prior year property tax supplementals and credits, net	—	—	—	450	—	450
Corporate overhead	(9,715)	—	(9,715)	(10,492)	—	(10,492)
Depreciation and amortization	(46,822)	—	(46,822)	(47,289)	—	(47,289)
Property and goodwill impairment losses	(1,943)	—	(1,943)	(28,643)	—	(28,643)
Operating Income (loss)	19,671	907	20,578	(8,875)	844	(8,031)

Equity in net earnings (losses) of unconsolidated joint ventures	275	—	275	(2,101)	—	(2,101)
Interest and other income	270	—	270	872	—	872
Interest expense	(37,056)	—	(37,056)	(39,513)	—	(39,513)
Interest expense of operations held for non-sale disposition	(10,397)	—	(10,397)	(5,787)	—	(5,787)
Gain on extinguishment of debt	—	—	—	54,579	—	54,579
Income (loss) from discontinued operations	6,454	—	6,454	(122,870)	—	(122,870)
Net Income (Loss)	$(20,783)	$907	$(19,876)	$(123,695)	$844	$(122,851)

(1)

Represents our ownership results for the 30 hotels held for investment as of the end of the period, excluding eight hotels included in the Mass Mutual portfolio, which have been reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego and Marriott Ontario Airport, which have been reclassified as discontinued operations on our balance sheets and statements of operations.

(2)	Represents operating results for the Renaissance Westchester while it was in receivership prior to being reacquired by the Company on June 14, 2010.
(3)

Represents our ownership results for the 30 hotels held for investment as of the end of the period, plus results for the Renaissance Westchester while it was held in receivership, excluding eight hotels included in the Mass Mutual portfolio, which have been reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego and Marriott Ontario Airport, which have been reclassified as discontinued operations on our balance sheets and statements of operations.

(4)

Represents our ownership results for the 29 hotels held for investment as of the end of the period, excluding eight hotels included in the Mass Mutual portfolio, which have been reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego, Renaissance Westchester and Marriott Ontario Airport, which have been reclassified as discontinued operations on our balance sheets and statements of operations.

(5)	Represents our ownership results for the Renaissance Westchester for the entire reporting period.
(6)

Represents our ownership results for the 29 hotels held for investment as of the end of the period plus the Renaissance Westchester, excluding eight hotels included in the Mass Mutual portfolio, which have been reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego and Marriott Ontario Airport, which have been reclassified as discontinued operations on our balance sheets and statements of operations.

(7)	Hotel Pro Forma EBITDA Margin is calculated as Adjusted Pro Forma Hotel EBITDA divided by total hotel revenues.

Sunstone Hotel Investors, Inc.

Operating Statistics by Region

(Unaudited)

									Percent
			Three Months Ended June 30, 2010			Three Months Ended June 30, 2009			Change in
	Number	Number	Occupancy	Average	Comparable	Occupancy	Average	Comparable	Comparable
Region	of Hotels	of Rooms	Percentages	Daily Rate	RevPAR	Percentages	Daily Rate	RevPAR	RevPAR
California (1)	9	2,983	76.4%	$121.92	$93.15	72.8%	$125.04	$91.03	2.3%
Other West (2)	5	1,575	64.6%	$108.29	$69.96	62.5%	$110.93	$69.33	0.9%
Midwest (3)	7	2,177	67.6%	$135.20	$91.40	64.3%	$133.91	$86.10	6.2%
East (4)	9	4,578	78.8%	$190.95	$150.47	75.1%	$182.25	$136.87	9.9%

Total	30	11,313	73.9%	$151.43	$111.91	70.5%	$148.69	$104.83	6.8%

									Percent
			Six Months Ended June 30, 2010			Six Months Ended June 30, 2009			Change in
	Number	Number	Occupancy	Average	Comparable	Occupancy	Average	Comparable	Comparable
Region	of Hotels	of Rooms	Percentages	Daily Rate	RevPAR	Percentages	Daily Rate	RevPAR	RevPAR
California (1)	9	2,983	75.2%	$122.44	$92.07	71.1%	$130.66	$92.90	-0.9%
Other West (2)	5	1,575	66.2%	$115.00	$76.13	68.8%	$121.11	$83.32	-8.6%
Midwest (3)	7	2,177	63.6%	$126.58	$80.50	60.5%	$129.36	$78.26	2.9%
East (4)	9	4,578	71.9%	$183.44	$131.89	69.1%	$186.64	$128.97	2.3%

Total	30	11,313	70.3%	$146.65	$103.09	67.9%	$151.39	$102.79	0.3%

(1)

Does not include four hotels in the Mass Mutual portfolio, reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego and Marriott Ontario Airport, reclassified as discontinued operations on our balance sheets and statements of operations.

(2)

Includes Oregon, Texas and Utah. Does not include two hotels in the Mass Mutual portfolio, reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations.

(3)	Includes Illinois, Michigan and Minnesota.
(4)

Includes Florida, Maryland, Massachusetts, New York, Pennsylvania, Virginia and District of Columbia. Does not include two hotels in the Mass Mutual portfolio, reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations.

Sunstone Hotel Investors, Inc.

Operating Statistics by Brand

(Unaudited)

									Percent
			Three Months Ended June 30, 2010			Three Months Ended June 30, 2009			Change in
	Number	Number	Occupancy	Average	Comparable	Occupancy	Average	Comparable	Comparable
Brand	of Hotels	of Rooms	Percentages	Daily Rate	RevPAR	Percentages	Daily Rate	RevPAR	RevPAR
Marriott (1)	18	6,934	73.9%	$155.63	$115.01	71.1%	$153.44	$109.10	5.4%
Hilton (2)	6	2,133	77.4%	$178.41	$138.09	70.7%	$170.85	$120.79	14.3%
Hyatt	1	403	87.2%	$118.16	$103.04	75.9%	$121.27	$92.04	12.0%
Other Brand Affiliations (3)	2	647	77.9%	$113.43	$88.36	74.7%	$121.76	$90.95	-2.8%
Independent	3	1,196	61.2%	$105.16	$64.36	62.8%	$103.42	$64.95	-0.9%

Total	30	11,313	73.9%	$151.43	$111.91	70.5%	$148.69	$104.83	6.8%

									Percent
			Six Months Ended June 30, 2010			Six Months Ended June 30, 2009			Change in
	Number	Number	Occupancy	Average	Comparable	Occupancy	Average	Comparable	Comparable
Brand	of Hotels	of Rooms	Percentages	Daily Rate	RevPAR	Percentages	Daily Rate	RevPAR	RevPAR
Marriott (1)	18	6,934	70.0%	$153.32	$107.32	68.2%	$159.54	$108.81	-1.4%
Hilton (2)	6	2,133	73.4%	$164.46	$120.71	69.2%	$163.63	$113.23	6.6%
Hyatt	1	403	84.9%	$111.36	$94.54	70.3%	$123.21	$86.62	9.1%
Other Brand Affiliations (3)	2	647	75.9%	$116.79	$88.64	71.4%	$128.93	$92.06	-3.7%
Independent	3	1,196	58.9%	$101.76	$59.94	60.9%	$102.00	$62.12	-3.5%

Total	30	11,313	70.3%	$146.65	$103.09	67.9%	$151.39	$102.79	0.3%

(1)

Does not include five hotels included in the Mass Mutual portfolio, reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the Marriott Ontario Airport, reclassified as discontinued operations on our balance sheets and statements of operations.

(2)	Does not include one hotel included in the Mass Mutual portfolio, reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations.
(3)

Includes a Fairmont and a Sheraton. Does not include two hotels included in the Mass Mutual portfolio, reclassified as “Operations Held for Non-Sale Disposition” on our balance sheets and statements of operations, and the W San Diego, reclassified as discontinued operations on our balance sheets and statements of operations.

Sunstone Hotel Investors, Inc.

Debt Summary

(Unaudited - dollars in thousands)

		Interest Rate /	Maturity	June 30, 2010
Debt	Collateral	Spread	Date	Balance (1)

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	5.92%	12/1/2010	$81,000
Secured Mortgage Debt	Renaissance Long Beach	4.98%	7/1/2012	33,630
Secured Mortgage Debt	Rochester laundry facility	9.88%	6/1/2013	2,913
Secured Mortgage Debt	Doubletree Minneapolis	5.34%	5/1/2015	17,825
Secured Mortgage Debt	Hilton Del Mar	5.34%	5/1/2015	25,850
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	23,729
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	15,469
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	28,028
Secured Mortgage Debt	Marriott Troy	5.34%	5/1/2015	36,288
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	46,304
Secured Mortgage Debt	The Kahler Grand	5.34%	5/1/2015	28,544
Secured Mortgage Debt	Valley River Inn	5.34%	5/1/2015	11,911
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	105,241
Secured Mortgage Debt	Marriott Del Mar	5.69%	1/11/2016	48,000
Secured Mortgage Debt	Hilton Houston North	5.66%	3/11/2016	33,479
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	84,832
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	75,000
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	70,000
Secured Mortgage Debt	Renaissance Washington D.C.	5.95%	5/1/2021	133,183
Exchangeable Senior Notes	Guaranty	4.60%	7/15/2027	62,500

TOTAL DEBT				$1,139,726

Preferred Stock
Series A cumulative redeemable preferred		8.00%	perpetual	$176,250
Series C cumulative convertible redeemable preferred		6.45%	perpetual	$100,000

Debt Statistics
% Fixed Rate Debt				100.0%
% Floating Rate Debt				0.0%
Average Interest Rate				5.56%
Weighted Average Maturity of Debt (2)				6.7 years

(1)	Excludes debt in the Company’s secured debt restructuring program.
(2)

Assumes the exchangeable senior notes remain outstanding to maturity. If the exchangeable senior notes were redeemed upon the first put date, the weighted average maturity would be approximately 6 years.